UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2001

PASW, INC.

(Exact name of registrant as specified in its charter)

                                                                              CALIFORNIA         333-75137         77-0390628

                                                                             (State or other    (Commission             (IRS Employer

                                                                             jurisdiction of        file Number)         identification No.)

                                                                               incorporation)

                                                                                 2007 Simsbury Court, Thousand Oaks, CA     91360

                                                                                 Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (805) 492-6623

ITEM 5. OTHER EVENTS.

On March 29, 2001, PASW, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. PAGE NO.

(a) Not Applicable.

(b) Not Applicable.

(c) EXHIBITS. The following document is filed as an exhibit to this Report:

2.1	Combination Agreement among PASW, Inc., Glenn P. Russell and Simmons Energy Services Inc.
2.2	Voting Trust and Exchange Rights Agreement
2.3	Support Agreement
2.4	Share Capital Provisions to be Included in the Articles of Incorporation of [#2] Alberta Ltd.
3.1	Articles of Incorporation of PASW, Inc., as amended to date
99	Press release dated March 29, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date: March 29, 2001

PASW, INC.

By: /s/ William E. Sliney

William E. Sliney

Chairman, President and Chief Financial Officer

(Duly Authorized Officer and Principal

Financial and Accounting Officer)